UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): February 1, 2007

Alternative Loan Trust 2007-HY3
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-131630-90

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-131630

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events.

On February 1, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, collectively with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-HY3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On February 28, 2007, the Supplemental Interest Trustee entered into a Cap Contract (“Cap Contract”), as evidenced by a confirmation (the “Cap Contract Confirmation”), dated February 28, 2007, with Swiss Re Financial Products Corporation (the “Counterparty”). The Cap Contract Confirmation is annexed hereto as Exhibit 99.2.

On February 28, 2007, Swiss Reinsurance Company issued a guarantee of the Cap Counterparty’s performance under the Cap Contract Confirmation (the “Guarantee”), dated as of February 1, 2007. The Guarantee is annexed hereto as Exhibit 99.3.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of January 26, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

	99.2	The Cap Contract Confirmation, dated February 28, 2007, between the Supplemental Interest Trustee and the Counterparty.

	99.3	The Guarantee, dated February 28, 2007.

	99.4	The Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By:	/s/ Darren Bigby
Darren Bigby
Vice Presiden

Dated: April 11, 2007

Exhibit Index

Exhibit

99.1	The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	The Cap Contract Confirmation, dated February 28, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.3	The Guarantee, dated February 28, 2007.

99.4	The Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.